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                                                                   Exhibit 10.3

                               ERGO SCIENCE CORPORATION

                   SECOND AMENDMENT TO THE ERGO SCIENCE CORPORATION
                 AMENDMENT AND RESTATED 1995 LONG-TERM INCENTIVE PLAN


    THIS SECOND AMENDMENT TO THE ERGO SCIENCE CORPORATION AMENDED AND RESTATED 1995 LONG-TERM INCENTIVE PLAN (this "Second Amendment") is made and adopted by Ergo Science Corporation, a Delaware corporation (the "Company"), effective as of May 20, 1997.


                                       RECITALS

    WHEREAS, on October 2, 1995, the stockholders of the Company approved, and on October 6, 1995, the company adopted, the Ergo Science Amended and Restated 1995 Long-term Incentive Plan (the "Plan"); and

    WHEREAS, on June 25, 1996, the Company adopted the First Amendment to the Ergo Science Corporation Amended and Restated 1995 Long-Term Incentive Plan (the "First Amendment"); and

    WHEREAS, on March 25, 1997 the Board of Directors approved and recommended to the stockholders of the Company an increase (the "Second Increase") in the number of shares of the Company's common stock, par value $.01 per share, available for issuance under the Plan from 1,431,525 shares to 1,866,750; and

    WHEREAS, on May 20, 1997, the stockholders of the Company approved the Second Increase.



                                      AMENDMENT

NOW, THEREFORE, Section 2.1 of the Plan is hereby amended to read, in its entirety, as follows:

    "2.1 MAXIMUM NUMBER OF SHARES. Subject to the provisions of Subsection 2.2 and 2.5 and Section 9, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall be 1,866,750 shares of Stock, all or any part of which may be issued to any Eligible Individual."

    Except as expressly set forth therein, the Plan shall remain in full force and effect without further amendment or modification.

    IN WITNESS WHEREOF, the Company, acting by and through its officer hereunder duly authorized, has executed this Amendment effective as of the date first written above.



                                   ERGO SCIENCE CORPORATION

                                   By: _________________________
                                       Ronald H. Abrahams, Ph.D.
                                       President & CEO